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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 10, 2004

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

2-86551C                                   41-1368898
(Commission File Number)                   (I.R.S. Employer Identification No.)

299 MARKET STREET
SADDLE BROOK, NJ                           07663
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090


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ITEM 5. OTHER EVENTS.

On March 10, 2004, the registrant issued a press release regarding a private placement of its securities. The full text of the press release, issued pursuant to Rule 135c of the Securities Act of 1933, as amended (the "1933 Act"), is filed as Exhibit 99.1 to this Form 8-K.

The securities described in the press release will not be registered under the 1933 Act, or any state securities laws, and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the 1933 Act and applicable state securities laws. This Form 8-K does not constitute an offer to sell these securities nor is it a solicitation of an offer to purchase these securities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following is filed as an Exhibit to this Report:

         Exhibit
         No.               Description of Exhibit
         -------           ----------------------
         99.1              Press Release issued by the registrant on March 10, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    PEOPLES EDUCATIONAL HOLDINGS, INC.
                                    (Registrant)

                                    By: /s/ Brian T. Beckwith
                                        ----------------------------------------
                                    Name: Brian T. Beckwith
                                    Title: President and Chief Executive Officer
Date: March 10, 2004


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EXHIBIT 99.1 - Press release



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